First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Fund

First Eagle Gold Fund

First Eagle Global Balanced Fund

First Eagle Rising Dividend Fund

First Eagle Small Cap Opportunity Fund

First Eagle U.S. Smid Cap Opportunity Fund

First Eagle Global Real Assets Fund

First Eagle High Yield Municipal Fund

First Eagle Short Duration High Yield Municipal Fund

First Eagle Core Plus Municipal Fund

1345 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10105

(800) 334-2143

SUPPLEMENT DATED SEPTEMBER 3, 2026

TO PROSPECTUSES DATED MARCH 1, 2026 AND MAY 15, 2026, AS APPLICABLE

On August 26, 2026, First Eagle Holdings, Inc. announced a definitive agreement under which Victory Capital Holdings, Inc. (NASDAQ: VCTR) (“Victory Capital”) will acquire First Eagle Holdings, Inc.

First Eagle Holdings, Inc. is the parent company of First Eagle Investment Management, LLC (“First Eagle”), which is the investment adviser to each of the First Eagle Funds (each a “Fund,” and together the “Funds”). Victory Capital is a diversified global asset management firm headquartered in San Antonio, Texas.

The transaction will result in First Eagle becoming a wholly owned indirect subsidiary of Victory Capital. First Eagle Holdings, Inc. is currently owned by investment vehicles indirectly controlled by Genstar Capital, a private equity firm, and by employees of First Eagle and its affiliates. As a result of the transaction, Genstar will become a strategic shareholder of Victory Capital.

The transaction is expected to be completed in the first quarter of 2027, subject to customary closing conditions, including obtaining necessary fund and client consents and customary regulatory approvals.

Under the Investment Company Act of 1940, the closing of the transaction will be deemed an “assignment” of the current investment management agreements between the Funds and First Eagle with respect to each of the Funds, which will result in automatic termination of the agreements.

Pursuant to the terms of the transaction, the First Eagle Funds Board of Trustees will be asked to approve a reorganization of each of the Funds into a corresponding, newly established fund

(each, a “Victory Fund”) to be advised by Victory Capital Management Inc. (“Victory Capital Management”), an affiliate of Victory Capital, pursuant to a new investment management agreement.

If approved by the First Eagle Funds Board of Trustees, the proposal to reorganize each Fund into the corresponding Victory Fund will be submitted to the shareholders of the Fund for their approval. There is no assurance that the Board or the shareholders of a Fund will approve the proposal to reorganize the Fund. If approved by shareholders, a Fund’s reorganization will take effect upon closing of the transaction or such later time as shareholder approval is obtained.

Following the closing of the transaction, First Eagle Investments will operate on Victory Capital’s platform, while retaining its brand, investment philosophies and processes.

The transaction is not expected to result in any change in the portfolio management of the Funds or in any Fund’s investment objectives or policies.

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The information in this Supplement modifies the First Eagle Funds’ Prospectuses dated March 1, 2026 and May 15, 2026, as applicable. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of each Prospectus entitled “Fund Management.”